UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2020 (October 30, 2020)

SRAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37916	45-2925231
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2629 Townsgate Road #215, Westlake Village, CA	91361
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(323) 694-9800

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common stock	SRAX	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Unit Redemption Agreements

On October 30, 2020, SRAX, Inc. (the “Company”) entered into two (2) unit redemption agreements (“Agreement(s)”) to sell (i) all of its 10,000,000 Class A Units (“Class A Units”) of Halyard MD, LLC; and (ii) all of its 420,000 common units (“Common Units”) of MD CoInvest, LLC. The Class A Units and Common Units (collectively, the “Units”) were received from the Company’s sale of the SRAX md assets in the third quarter of 2018. Pursuant to the Agreements, the Company will receive gross proceeds of $8,000,000 in cash for the redemption of the Units. The consideration will be paid as follows: (i) $7,000,000 on the date of the Agreements and (ii) $1,000,000 (the “Deferred Payment”) on the earlier of (a) the third year anniversary of the Agreements and (b) a sale of the entity redeeming the Units as more fully described in the Agreements. Additionally, Halyard MD Opco, the entity that purchased the SRAX md assets from the Company is guaranteeing the Deferred Payment.

Pursuant to the terms of the Company’s original issue discount senior secured convertible debentures (“Debentures”) issued June 30, 2020, the Company is required to use all of the proceeds from the redemption of the Units to redeem the outstanding Debentures. A copy of the form of Debenture is contained as Exhibit 4.01 to the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on June 30, 2020.

The foregoing summaries of each of the Agreements are qualified in their entirety by reference to the full text of each such document, each of which is attached hereto as Exhibits 10.01 and 10.02, respectively, and each of which is incorporated herein in its entirety by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth above in Item 1.01 of this Report under the heading “Unit Redemption Agreements” is incorporated by reference herein.

Item 8.01 Other Events.

On October 30, 2020, the Company announced the sale of the securities described herein. A copy of the press release is attached as Exhibit 99.01.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
10.01	Form of Unit Redemption Agreement with Halyard MD, LLC
10.02	Form of Unit Redemption Agreement with MD CoInvest, LLC
99.01	Press Release dated October 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2020	SRAX, Inc.

/s/ Christopher Miglino
	By:	Christopher Miglino
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
10.01	Form of Unit Redemption Agreement with Halyard MD, LLC
10.02	Form of Unit Redemption Agreement with MD CoInvest, LLC
99.01	Press Release dated October 30, 2020